Exhibit 99.1

SYSCO COMPLETES BRAKES GROUP ACQUISITION

$3.1 Billion Transaction Creates Attractive Opportunity

for Organic Growth and Future Expansion in Europe

HOUSTON, July 5, 2016 – Sysco Corporation (NYSE:SYY) today announced that it has completed the $3.1 billion acquisition of Brakes Group, a leading foodservice distributor in the United Kingdom, France and Sweden, with additional operations in Ireland, Spain, Belgium and Luxembourg.

“We are excited to welcome the Brakes Group into the Sysco family of companies,” said Bill DeLaney, Sysco’s chief executive officer. “This acquisition significantly strengthens Sysco’s position as the world’s leading foodservice distributor and offers attractive opportunities for organic growth and future expansion in European markets. Sysco and Brakes are a natural fit given our shared commitment to putting customers first and the compatibility of our strategies, business models and cultures.”

Headquartered in London, Brakes Group will operate as a wholly-owned subsidiary of Sysco under the leadership of Ken McMeikan, Brakes Group chief executive officer. “We are very excited to combine forces with the world’s top foodservice distributor,” McMeikan said. “We see great opportunity to create value over the long-term by leveraging the combined skills and experience of Sysco and Brakes associates to better serve our customers. Together, we will be better positioned to serve our customers on both sides of the Atlantic.”

Financial Details

In calendar year 2015, Brakes Group’s annual revenue was nearly $5 billion (£3.3 billion), a 6.5 percent increase from the previous fiscal year.

After closing, the combined companies are expected to generate annualized sales of approximately $55 billion. The purchase price of approximately $3.1 billion (£2.3 billion), which includes the refinancing of Brakes Group’s debt, was financed with new debt that Sysco issued in both U.S. dollars and Euro.

Brakes Group Background

Brakes Group was originally established in 1958 by William, Frank and Peter Brake as a poultry supplier to caterers in Great Britain. It is a leading foodservice provider in Europe by revenues, supplying an extensive range of fresh, refrigerated and frozen food products, as well as non-food products and supplies, to more than 50,000 foodservice customers. The group of companies has leading market positions in the U.K., France and Sweden, in addition to a presence in Ireland, Belgium, Spain and Luxembourg. Brakes Group supplies more than 50,000 products, including an extensive portfolio of more than 4,000 own-brand products. The innovative own-brand portfolio is valued by customers, having been developed over more than 55 years to assist professional caterers in producing high-quality meals. All products are delivered through Brakes Group’s industry-leading distribution networks.

Brakes Group companies include: Brakes, Brakes Catering Equipment, Brake France, Country Choice, Davigel, Fresh Direct, Freshfayre, M&J Seafood, Menigo Foodservice, Pauley’s, Wild Harvest and Woodward Foodservice.

About Sysco

Sysco is the global leader in selling, marketing and distributing food products to restaurants, healthcare and educational facilities, lodging establishments and other customers who prepare meals away from home. Its family of products also includes equipment and supplies for the foodservice and hospitality industries. The company operates 194 distribution facilities serving approximately 425,000 customers. For fiscal year 2015 that ended June 27, 2015, the company generated sales of more than $48 billion. For more information, visit www.sysco.com or connect with Sysco on Facebook at www.facebook.com/SyscoCorporation or Twitter at https://twitter.com/Sysco. For important news and information regarding Sysco, visit the Investor Relations section of the company’s Internet home page at www.investors.sysco.com, which Sysco plans to use as a primary channel for publishing key information to its investors, some of which may contain material and previously non-public information. Investors should also follow us at www.twitter.com/SyscoStock and download the Sysco IR App, available on the iTunes App Store and the Google Play Market. In addition, investors should continue to review our news releases and filings with the Securities and Exchange Commission. It is possible that the information we disclose through any of these channels of distribution could be deemed to be material information.

Forward-Looking Statements

Statements made in this press release that look forward in time or that express management’s beliefs, expectations or hopes are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the views of management at the time such statements are made and are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations. These statements include our plans and expectations related to the Brakes Group acquisition being accretive to earnings and the annualized sales of the combined companies. The success of our plans and expectations regarding the future financial performance of the combined companies are subject to the general risks associated with our business, including the risks of interruption of supplies due to lack of long-term contracts, severe weather, crop conditions, work stoppages, intense competition, technology disruptions, dependence on large regional and national customers, inflation risks, the impact of fuel prices, adverse publicity, and labor issues. Risks and uncertainties also include risks impacting the economy generally, including the risks that the current general economic conditions will deteriorate, or consumer confidence in the economy or consumer spending, particularly on food-away-from-home, may decline. Market conditions may not improve. If sales from our locally managed customers do not grow at the same rate as sales from regional and national customers, our gross margins may decline. Our ability to meet our long-term strategic objectives depends largely on the success of our various business initiatives, including efforts related to revenue management, expense management, our digital e-commerce strategy and any efforts related to restructuring or the reduction of administrative costs. There are various risks related to these efforts, including the risk that these efforts may not provide the expected benefits in our anticipated time frame, if at all, and may prove costlier than expected; the risk that the actual costs of any initiatives may be greater or less than currently expected; and the risk of adverse effects to our business, results of operations and liquidity if past and future undertakings, and the associated changes to our business, do not prove to be cost effective or do not result in the cost savings and other benefits at the levels that we anticipate. Our plans related to and the timing of any initiatives are subject to change at any time based on management’s subjective evaluation of our overall business needs. If we are unable to realize the anticipated benefits from our efforts, we could become cost disadvantaged in the marketplace, and our competitiveness and our profitability could decrease. Capital expenditures may vary based on changes in business plans and other factors, including risks related to the implementation of various initiatives, the timing and successful completion of acquisitions, construction schedules and the possibility that other cash requirements could result in delays or cancellations of capital spending. Periods of high inflation, either overall or in certain product categories, can have a negative impact on us and our customers, as high food costs can reduce consumer spending in the food-away-from-home market, and may negatively impact our sales, gross profit, operating income and earnings, and periods of deflation can be difficult to manage effectively. Fluctuations in inflation and deflation, as well as fluctuations in the value of foreign currencies, are beyond our control and subject to broader market forces. Expanding into international markets presents unique challenges and risks, including compliance with local laws, regulations and customs and the impact of local political and economic conditions, and such expansion efforts may not be successful. Any business that we acquire, including the Brakes transaction, may not perform as expected, and we may not realize the anticipated benefits of our acquisitions. Realizing the anticipated benefits from the Brakes transaction may take longer than expected. Expectations regarding the accounting treatment of any acquisitions may change based on management’s subjective evaluation. The uncertainty surrounding the implementation and effect of Brexit, including the commencement of the exit negotiation period, the terms and conditions of such exit, the uncertainty in relation to the legal and regulatory framework that would apply to the UK and its relationship with the remaining members of the EU (including, in relation to trade) during a withdrawal process and after any Brexit is effected, has caused and is likely to cause increased economic volatility and market uncertainty globally. For a discussion of additional factors impacting Sysco’s business, see the Company’s Annual Report on Form 10-K for the year ended June 27, 2015, as filed with the Securities and Exchange Commission, and the Company’s subsequent filings with the SEC. Sysco does not undertake to update its forward-looking statements, except as required by applicable law.

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